UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant Filed by a Party other than the Registrant Check the appropriate box: Preliminary Proxy Statement Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement Definitive Additional Materials Soliciting Material Pursuant to §240.14a-12 Taubman Centers, Inc. __________________________________________________________________________________________________________________________________________________________________________ (Name of Registrant as Specified In Its Charter) __________________________________________________________________________________________________________________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies: __________________________________________________________________________________________________________________________________________________ (2) Aggregate number of securities to which transaction applies: __________________________________________________________________________________________________________________________________________________ (3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): __________________________________________________________________________________________________________________________________________________ (4) Proposed maximum aggregate value of transaction: __________________________________________________________________________________________________________________________________________________ (5) Total fee paid: __________________________________________________________________________________________________________________________________________________ Fee paid previously with preliminary materials. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: __________________________________________________________________________________________________________________________________________________ (2) Form, Schedule or Registration Statement No.: __________________________________________________________________________________________________________________________________________________ (3) Filing Party: __________________________________________________________________________________________________________________________________________________ (4) Date Filed: __________________________________________________________________________________________________________________________________________________

From: Office of Robert S. Taubman
Sent: Thursday, May 18, 2017 7:45 AM
To: All Taubman Employees
Subject: Important Internal Announcement

Dear Employees:

You may have seen in the news yesterday that activist shareholder, Land and Buildings, filed a lawsuit against the Company related to the Taubman family's ownership and voting power. As we stated publicly today, we believe the lawsuit is entirely without merit and we intend to vigorously defend ourselves in court.

While we do not typically comment on pending litigation, we believe it is important to again set the record straight on the persistently erroneous allegations of Land and Buildings. We believe the lawsuit is a tactic by Land and Buildings to advance its campaign to elect its nominees to the Taubman Board.

The entire Board is confident that our director nominees, along with the rest of our directors, bring complementary experience and skills to oversee the Company's strategic plan. Thanks to your hard work and that of the entire team, we have created a track record of value creation and long-term growth that demonstrates the strength of our proven strategy.

If you are a Taubman shareholder, you may vote in favor of the Board's nominees by following the instructions you received on the WHITE proxy card. Each vote is important regardless of the number of shares owned. If you have any questions regarding how to vote, please reach out to the Company's proxy solicitor, Innisfree, toll-free at (888) 750-5834 (from the U.S. or Canada) or (412) 232-3651 (from other locations).

Importantly, this news has no impact on our day-to-day operations which remain business-as-usual. As always, if you are contacted by the press or investors, please refer them to Maria Mainville or Ryan Hurren.

On behalf of our Board and senior management team, I thank you for your continued dedication to Taubman.

Bobby

FORWARD-LOOKING STATEMENTS
This document may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance. Forward-looking statements can be identified by words such as "will", "may", "could", "expect", "anticipate", "believes", "intends", "should", "plans", "estimates", "approximate", "guidance" and similar expressions in this document that predict or indicate future events and trends and that do not report historical matters. The forward-looking statements included in this document are made as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Actual results may differ materially from those expected because of various risks, uncertainties and other factors. Such factors include, but are not limited to: changes in market rental rates; unscheduled closings or bankruptcies of tenants; relationships with anchor tenants; trends in the retail industry; the liquidity of real estate investments; the company's ability to comply with debt covenants; the

1

availability and terms of financings; changes in market rates of interest and foreign exchange rates for foreign currencies; changes in value of investments in foreign entities; the ability to hedge interest rate and currency risk; risks related to acquiring, developing, expanding, leasing and managing properties; changes in value of investments in foreign entities; risks related to joint venture properties; insurance costs and coverage; security breaches that could impact the company's information technology, infrastructure or personal data; the loss of key management personnel; shareholder activism costs and related business disruptions; maintaining our status as a real estate investment trust; changes in the laws of states, localities, and foreign jurisdictions that may increase taxes on our operations; and changes in global, national, regional and/or local economic and geopolitical climates. You should review our filings with the Securities and Exchange Commission, including "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent quarterly reports, for a discussion of such risks and uncertainties.

This document may also include disclosures regarding, but not limited to, estimated future earnings assumptions and estimated project costs and stabilized returns for centers under development and redevelopment which are subject to adjustment as a result of certain factors that may not be under the direct control of the company. Refer to our filings with the Securities and Exchange Commission on Form 10-K and Form 10-Q for other risk factors.

ADDITIONAL INFORMATION AND WHERE TO FIND IT The Company has filed a definitive proxy statement and associated WHITE proxy card with the U.S. Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for the Annual Meeting of Shareholders of the Company (the "Annual Meeting"). The Company, its directors, its executive officers and certain other individuals set forth in the definitive proxy statement will be deemed participants in the solicitation of proxies from shareholders in respect of the Annual Meeting. Information regarding the names of the Company's directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2016, filed with the SEC on February 23, 2017, and has been included in the definitive proxy statement filed with the SEC on April 20, 2017. Details containing the nominees of the Company's Board of Directors for election at the 2017 Annual Meeting of Shareholders are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Company's definitive proxy statement and a form of proxy have been mailed to stockholders of the Company. Investors and shareholders can obtain a copy of the documents filed by the Company with the SEC, including the definitive proxy statement, free of charge by visiting the SEC's website, www.sec.gov<http://www.sec.gov>. The Company's shareholders can also obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents when available from the Company's website at www.taubman.com<http://www.taubman.com>.

2